UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00802

Mairs and Power Growth Fund, Inc.
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

William B. Frels, President, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	12/31/2006

Date of reporting period:	12/31/2006

Item 1.                   Report to Stockholders

Mairs and Power
Growth Fund, Inc.

ANNUAL REPORT

December 31, 2006

W1520 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota 55101

TO OUR SHAREHOLDERS

February 7, 2007

Fourth Quarter Results

The domestic stock market turned in relatively strong fourth quarter performance in response to better than expected growth in corporate profits along with stable interest rates. While the Fund showed a solid total investment return of 5.8% after considering the reinvestment of dividends and capital gains, results lagged somewhat stronger gains of 7.4% for the Dow Jones Industrial Average and 6.7% for the Standard & Poor’s 500 Stock Index. The Fund also under-performed a peer group average return of 6.8% for a universe of multi-cap core funds as reported by the Wall Street Journal.

The overall economy finished the year with a surprisingly strong 3.5% (preliminary basis) fourth quarter gain in Gross Domestic Product compared to a 2.0% increase in the third quarter.  Despite the continuing weakness in housing, consumer spending showed a better than expected 4.4% improvement resulting from favorable employment trends. Government spending was also strong showing a similar 4.5% increase. Business spending slowed significantly with structures increasing only 2.8% and equipment and software spending actually declining 1.8%. Corporate profits are thought to have continued their recent trend of growing at an annual rate of 10% or more.

Interest rates remained relatively stable during the fourth quarter as inflationary pressures moderated somewhat from earlier in the year. However, the core rate of inflation continued to be at the high end of what the Federal Reserve has considered acceptable.

Reflecting above-trend corporate profit growth and diminishing concerns over the possibility of higher interest rates, the stock market finished the year on a high note. With the economy performing well, investors turned their attention to some of the more economically sensitive areas such as basic industries (construction materials, containers and packaging, and metals and mining), consumer cyclicals and energy. As might be expected, the more defensive industry groups such as consumer staples, financials and health care, didn’t perform nearly as well. Smaller cap stocks also generally outperformed their larger counterparts. Within the Fund, individual holdings that performed the best included Ceridian (+25.1%), SUPERVALU (+20.6%), Pentair (+19.9%), MTS Systems (+19.4.%) and Stratasys (+18.9%) while Corning (-23.4%), SurModics (-11.4%) and Pfizer (-8.7%) performed the worst.

2006 In Review

While the Fund performed reasonably well during 2006 on an absolute basis, the relative performance was disappointing due in part to the lack of any energy exposure and a weak showing by the medical technology holdings (Medtronic -7.1% and St. Jude Medical -27.2%). For the full year, the Fund had a total return of 10.2% after considering the reinvestment of dividends and capital gain distributions. By comparison, the DJIA and S & P 500 stock indices produced greater respective returns of 19.1% and 15.8%. The Fund also under-performed a Wall Street Journal peer group universe of multi-cap core funds which had an average return of 13.3%.

When viewing investment results, investors should always consider longer term periods of time as well as the most recent period. In this regard, the Fund has shown an average annual return of 9.5% over the past five years compared to lesser returns of 6.8% for the DJIA, 6.2% for the S & P 500 and 6.6% for the Wall Street Journal peer group universe of multi-cap core funds.

The overall economy, as measured by GDP, grew a quite respectable 3.4% during 2006 compared to a somewhat slower 3.2% during the previous year. Consumer spending improved 3.2% while business spending increased an impressive 7.4% helping to lift the entire year over 2005. Corporate profits for large companies are estimated to have shown a remarkable full year increase in the area of 13%. The threat of higher inflation proved relatively benign with the GDP deflator actually declining to 3.1% from 3.5% the year before.

Outlook for 2007

Considering the continuing growth in total employment together with the American consumer’s propensity to spend, the outlook for consumer spending contines to be positive. The outlook for business spending also seems favorable despite the slowdown experienced during the final quarter of last year. Such factors as a rising capacity utilization rate, with the ever present need to remain competitive in the global marketplace and ample corporate liquidity, will likely drive capital spending higher. The domestic economy is also expected to benefit from strengthening economic trends now taking place in most developed countries around the world. While corporate profit growth may not continue to show the distinctly above average “double-digit” rates of growth in evidence during recent periods, progress seems likely to continue at an above-trend rate of close to 10%.

Although inflationary pressures have shown signs of moderating in recent months as energy costs have come down, this trend could quickly reverse should economic growth continue to strengthen. In this regard, labor costs have already shown indications of increasing at a faster rate than productivity improvement, thus resulting in the growing need to raise prices in order to maintain profitability.

Consequently, the interest rate outlook seems less certain beyond the next few months should these trends remain in place.

Considering the prospects for continuing above average corporate earnings growth and reasonable valuation levels, the stock market outlook appears favorable. Valuation levels have remained relatively unchanged as earnings growth has generally matched or exceeded price appreciation during recent periods. Based on the prevailing level of interest rates, the market seems relatively attractive on a historical basis at some 16 times our 2007 estimate of S & P 500 earnings. Market volatility may show some tendency to increase in the months ahead given the emergence of hedge funds and recent increase in merger and acquisition activity.

Retiring Director

Charlton Dietz retired from the Board as of the December, 2006 meeting after serving as a Board Member for a period of nine years. Mr. Dietz also served in the capacity of Chairman of the Audit Committee and more recently as Chairman of the Board.

New Director

Bert J. McKasy was elected to the Board at the September, 2006 meeting to replace the retiring Charlton Dietz. Mr. McKasy is currently employed as an attorney with the Minneapolis law firm of Lindquist & Vennum and has a background in public service where he has served as a state legislator and in the position of Commerce Commissioner for the State of Minnesota.

William B. Frels
President and Lead Manager
Mark L. Henneman
Co-Manager

Past performance is no guarantee of future results.

The Fund’s investment objectives, risks and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the Fund, and it may be obtained by calling (800) 304-7404, or visiting www.mairsandpower.com.  Read it carefully before investing.

PERFORMANCE INFORMATION (unaudited)

Ten years of investment performance (through December 31, 2006)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2006

	1 year	5 years	10 years	20 years
Mairs and Power Growth Fund	10.24%	9.52%	12.33%	14.77%
S&P 500 Index	15.80%	6.19%	8.42%	11.80%

Performance data quoted represents past performance and does not guarantee future results.  All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance is updated and published monthly.  Visit the Fund’s website at www.mairsandpower.com or call (800) 304-7404 for current performance figures.

The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.

FUND INFORMATION (unaudited)	December 31, 2006

Portfolio Managers

William B. Frels, lead manager since 2004 Co-manager since 1999
University of Wisconsin, BBA Finance 1962

Mark L. Henneman, co-manager since 2006
University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$77.10
Expense Ratio	0.69%
Portfolio Turnover Rate	4.39%
Sales Charge	None (1)
Fund Inception Year	1958

Portfolio Composition

Short-term investments
(including other assets and liabilities)
2.4%

Common Stock 97.6%

Top Ten Portfolio Holdings

(Percent of Total Net Assets) (2)

Wells Fargo & Co.	4.3%
Medtronic, Inc.	4.3
Emerson Electric Co.	4.2
Target Corp.	4.1
3M Co.	4.0
U.S. Bancorp	3.7
The Valspar Corp.	3.6
EcoLab Inc.	3.6
General Mills, Inc.	3.3
Johnson & Johnson	3.3

Portfolio Diversification

(Percent of Total Net Assets)

Health Care	17.9%
Financial	17.1
Technology	14.8
Basic Industries	13.2
Capital Goods	10.3
Consumer Cyclical	8.9
Consumer Staple	8.0
Diversified	7.3
Short-Term Investments *	2.4
Transportation	0.1
Utilities	0.0
100.0%

* Represents short-term investments and other assets and liabilities (net).

(1)          Although the Fund is no-load, investment management fees and other expenses still apply.

(2)          All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

SCHEDULE OF INVESTMENTS	December 31, 2006

Shares	Security Description	Market Value
	COMMON STOCKS 97.6%
	BASIC INDUSTRIES 13.2%
2,209,000	Bemis Co., Inc.	$75,061,820
2,120,000	Ecolab Inc.	95,824,000
3,450,000	H. B. Fuller Co. (b)	89,079,000
3,500,000	The Valspar Corp.	96,740,000
		356,704,820
	CAPITAL GOODS 10.3%
2,290,000	Donaldson Co., Inc.	79,485,900
2,095,000	Graco Inc.	83,003,900
1,211,700	MTS Systems Corp. (b)	46,795,854
2,190,000	Pentair, Inc.	68,766,000
		278,051,654
	CONSUMER CYCLICAL 8.9%
1,140,000	Briggs & Stratton Corp.	30,723,000
400,000	G & K Services, Inc. – Cl A	15,556,000
1,500	Idearc, Inc. (a)	42,975
1,950,000	Target Corp.	111,247,500
1,750,000	The Toro Company	81,602,500
		239,171,975
	CONSUMER STAPLE 8.0%
1,560,000	General Mills, Inc.	89,856,000
1,840,000	Hormel Foods Corp.	68,705,600
1,620,000	SUPERVALU Inc.	57,915,000
		216,476,600
	DIVERSIFIED 7.3%
2,370,000	General Electric Co.	88,187,700
1,400,000	3M Co.	109,102,000
		197,289,700

Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	FINANCIAL 17.1%
1,260,000	Associated Banc-Corp.	$43,948,800
615,000	MoneyGram International Inc.	19,286,400
760,000	Principal Financial Group, Inc.	44,612,000
1,000,000	The St. Paul Travelers Companies, Inc.	53,690,000
3,070,000	TCF Financial Corp.	84,179,400
2,720,000	U.S. Bancorp	98,436,800
3,250,000	Wells Fargo & Co.	115,570,000
		459,723,400
	HEALTH CARE 17.9%
1,540,000	Baxter International Inc.	71,440,600
1,360,000	Johnson & Johnson	89,787,200
2,150,000	Medtronic, Inc.	115,046,500
760,000	Patterson Cos., Inc. (a)	26,987,600
2,550,000	Pfizer Inc.	66,045,000
1,640,000	St. Jude Medical, Inc. (a)	59,958,400
810,000	SurModics, Inc. (a)	25,207,200
440,000	Techne Corp. (a)	24,398,000
30,000	Zimmer Holdings, Inc. (a)	2,351,400
		481,221,900
	TECHNOLOGY 14.8%
1,000,000	ADC Telecommunications, Inc. (a)	14,530,000
2,940,000	Ceridian Corp. (a)	82,261,200
1,480,000	Corning Inc. (a)	27,690,800
1,277,030	eFunds Corp. (a)	35,118,325
2,540,000	Emerson Electric Co.	111,988,600
1,710,000	Honeywell International Inc.	77,360,400
1,790,000	Intel Corp.	36,247,500

Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	TECHNOLOGY (continued)
430,000	Stratasys, Inc. (a)	$13,506,300
		398,703,125
	TRANSPORTATION 0.1%
20,000	United Parcel Service, Inc. - Cl B	1,499,600

	UTILITIES 0.0%
30,000	Verizon Communications Inc.	1,117,200

	TOTAL COMMON STOCKS (cost $1,777,043,599)	$2,629,959,974

	SHORT-TERM INVESTMENTS 2.3%
49,166,856	First American Prime Obligations Fund, Class Z	$49,166,856
11,606,014	Merrill Lynch Premier Institutional Money Market Fund	11,606,014

	TOTAL SHORT-TERM INVESTMENTS (cost $60,772,870)	$60,772,870

	TOTAL INVESTMENTS 99.9% (cost $1,837,816,469)	$2,690,732,844

	OTHER ASSETS AND LIABILITIES (NET) 0.1%	3,582,323

	TOTAL NET ASSETS 100%	$2,694,315,167

(a) Non-income producing.

(b) Affiliated company (Note 5).

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2006

ASSETS
Investments at market value (Note 1):
Unaffiliated securities (cost $1,774,251,114)	$2,554,857,990
Affiliated securities (cost $63,565,355) (Note 5)	135,874,854
2,690,732,844

Receivable for Fund shares sold	1,824,705
Receivable for securities sold	1,272,423
Dividends receivable	4,289,942
2,698,119,914
LIABILITIES
Payable for Fund shares redeemed	1,896,905
Payable for securities purchased	381,184
Accrued investment management fees (Note 2)	1,350,704
Accrued fund administration fees (Note 2)	22,956
Accrued expenses and other liabilities	152,998
3,804,747
NET ASSETS	$2,694,315,167

NET ASSETS CONSIST OF
Paid-in capital	1,841,398,792
Net unrealized appreciation of investments	852,916,375
TOTAL NET ASSETS	$2,694,315,167

Fund shares issued and outstanding (par value $0.01 per share; 100,000,000 authorized)	34,945,966

Net asset value per share	$77.10

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS	Year Ended December 31, 2006

INVESTMENT INCOME
Income:
Dividends from unaffiliated securities	$47,634,538
Dividends from affiliated securities (Note 5)	1,404,987
Interest	405,472
TOTAL INCOME		$49,444,997
Expenses:
Investment management fees (Note 2)	15,533,641
Fund administration fees (Note 2)	260,715
Fund accounting	255,085
Directors’ compensation (Note 2)	197,125
Transfer agent fees	806,210
Custodian fees	174,319
Legal and audit fees	93,409
Other expenses	678,963
TOTAL EXPENSES		17,999,467

NET INVESTMENT INCOME		31,445,530

NET REALIZED GAIN AND UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS (Note 4)
Net realized gain on:
Unaffiliated securities	24,124,471
Affiliated securities (Note 5)	9,629,017
		33,753,488

Net change in unrealized appreciation/depreciation of investments		188,615,527
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS		222,369,015

NET INCREASE IN NET ASSETS FROM OPERATIONS		$253,814,545

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31
	2006	2005
OPERATIONS
Net investment income	$31,445,530	$26,798,941
Net realized gain on investments sold	33,753,488	32,420,110
Net change in unrealized appreciation of investments	188,615,527	53,123,062
NET INCREASE IN NET ASSETS FROM OPERATIONS	253,814,545	112,342,113

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(31,650,229)	(26,848,586)
Net realized gain	(33,980,173)	(32,155,051)
Return of capital	(557,471)	—
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(66,187,873)	(59,003,637)

CAPITAL TRANSACTIONS
Proceeds from shares sold	292,245,547	586,760,010
Reinvestment of distributions from net investment income and net realized gains	60,363,517	53,932,983
Cost of shares redeemed	(368,689,777)	(229,472,287)
(DECREASE) INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	(16,080,713)	411,220,706

TOTAL INCREASE IN NET ASSETS	171,545,959	464,559,182

NET ASSETS
Beginning of year	2,522,769,208	2,058,210,026
End of year (including accumulated undistributed net investment income of $0 and $110,016, respectively)	$2,694,315,167	$2,522,769,208

FUND SHARE TRANSACTIONS
Shares sold	3,943,100	8,442,594
Shares issued for reinvested distributions	785,716	751,223
Shares redeemed	(4,974,370)	(3,267,700)

NET (DECREASE) INCREASE IN FUND SHARES	(245,554)	5,926,117

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS	December 31, 2006

Note 1 – Organization and Significant Accounting Policies

The Mairs and Power Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The objective of the Fund is to provide shareholders with a diversified portfolio of common stocks that may offer possibilities for long-term appreciation.

Significant accounting polices of the Fund are as follows:

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by procedures established and approved by the Fair Valuation Committee (the Committee) appointed by the Fund’s Board of Directors. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold. As of December 31, 2006, no securities in the Fund were valued using this method.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses are reported on an identified cost basis.

Income Taxes

The Fund is a “regulated investment company” as defined in Subtitle A, Chapter 1, subchapter M of the Internal Revenue Code (the Code), as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

Mairs and Power, Inc. provides investment management and fund administration services to the Fund under written agreements approved by the Board of Directors of the Fund. The Fund is charged an investment management fee paid to Mairs and Power, Inc. equal to a rate of 0.60% of average daily net assets up to $2.5 billion, and 0.50% of average daily net assets in excess of $2.5 billion per annum. The fund administration fee paid to Mairs and Power, Inc. is equal to 0.01% of average daily net assets per annum.

Directors’ Compensation

The owners of Mairs and Power, Inc. include William B. Frels, who is a director and officer of the Fund, and other individuals who are officers of the Fund. Mr. Frels does not receive compensation in his role as an interested director of the Fund.

Note 3 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings, and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises. On the statement of assets and liabilities, the following reclassification, due to return of capital and dividend reclassifications, was made during the year ended December 31, 2006:

Accumulated Undistributed	Accumulated	Additional
Net Investment Income	Net Realized Gain	Paid-in Capital
$652,154	$(94,683)	$(557,471)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from:
Ordinary income	$31,555,548	$26,848,586
Long-term capital gains	34,074,854	32,155,051
Return of capital	557,471	—
	$66,187,873	$59,003,637

At December 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$1,837,816,469
Gross unrealized appreciation	$876,957,089
Gross unrealized depreciation	(24,040,714)
Net unrealized appreciation	$852,916,375
Total accumulated earnings	$852,916,375

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the year ended December 31, 2006, aggregated $112,114,417 and $167,920,525, respectively.

Note 5 - Transactions With Affiliated Companies

The Fund owns 5% or more of the voting securities of the following companies as of December 31, 2006. As a result, these companies are deemed to be affiliates of the Fund as defined by the Investment Company Act of 1940. Transactions during the period in these securities of affiliated companies were as follows:

	Share Activity
	Balance			Balance	Value at
Security Name	12/31/05	Purchases	Sales	12/31/06	12/31/06
H. B. Fuller Co.*	4,040,000	—	590,000	3,450,000	89,079,000
MTS Systems Corp.	1,280,000	41,700	110,000	1,211,700	46,795,854
					$135,874,854

*Share activity has been adjusted to give effect to a two-for-one stock split, which was paid on August 7, 2006.

Note 6 – New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund’s last NAV calculation in the first required financial reporting period. The Fund must complete the evaluation of uncertain tax positions and reflect their impact, if any, in the first interim financial statements issued subsequent to the effective date. At this time, management is evaluating the implications of FIN 48, and its impact in the financial statements has not yet been determined.

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within the fiscal years. As of December 31, 2006, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional qualitative and quantitative disclosures may be required about the assumptions and factors used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Year Ended December 31
	2006	2005	2004	2003	2002
Per share
Net asset value, beginning of year	$71.69	$70.33	$60.90	$49.26	$54.36

Income from investment operations:
Net investment income	0.93	0.78	0.68	0.54	0.45
Net realized and unrealized gain (loss)	6.40	2.29	10.25	12.40	(4.86)
Total from investment operations	7.33	3.07	10.93	12.94	(4.41)

Distributions to shareholders from:
Net investment income	(0.91)	(0.78)	(0.68)	(0.53)	(0.45)
Net realized gains	(0.99)	(0.93)	(0.82)	(0.77)	(0.24)
Return of capital	(0.02)	—	—	—	—
Total distributions	(1.92)	(1.71)	(1.50)	(1.30)	(0.69)

Net asset value, end of year	$77.10	$71.69	$70.33	$60.90	$49.26

Total investment return	10.24%	4.37%	17.99%	26.33%	(8.12)%

Net assets, end of year (000s omitted)	$2,694,315	$2,522,769	$2,058,210	$1,307,763	$850,302

Ratios/supplemental data:
Ratio of expenses to average net assets	0.69%	0.70%	0.73%	0.75%	0.78%
Ratio of net investment income to average net assets	1.21	1.15	1.12	1.05	0.93
Portfolio turnover rate	4.39	2.77	2.87	2.41	1.25

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Mairs and Power Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Mairs and Power Growth Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Growth Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 2, 2007

FUND EXPENSES (unaudited)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as investment management fees). The Fund is a “no-load” mutual fund. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Fund’s expenses during the reporting period (July 1, 2006 through December 31, 2006) and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $10,500, divided by $1,000 = $10.50. Multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.” By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expenses and an assumed return of 5% per year before expenses, which is not the Fund’s actual return. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid during the period.

	Beginning Account	Ending Account	Expenses Paid
	Value 07/01/2006	Value 12/31/2006	During Period *
Actual return	$1,000	$1,075.40	$3.61
Hypothetical assumed 5% return	$1,000	$1,021.73	$3.52

* The Fund’s expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.69%, multiplied by the average account value over the Fund’s second fiscal half-year, multiplied by the number of days in the Fund’s second fiscal half-year (184 days), divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling our Customer Service at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, is available at www.mairsandpower.com and on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The schedule of portfolio holdings is also printed in the Fund’s first quarter, semiannual, third quarter, and annual reports to shareholders.

You may obtain a copy of the Fund’s latest quarterly report without charge by calling Customer Service at (800) 304-7404. The Fund’s Forms N-Q and N-CSR are available on the SEC’s website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A complete copy of the Fund’s portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund’s website at www.mairsandpower.com.

SPECIAL 2006 TAX INFORMATION (unaudited)

The Fund designates 100% of its ordinary distributions paid to shareholders as qualified dividends. For shareholders that are corporations, the Fund designates 100% of its ordinary dividends paid to shareholders in 2006 as dividends eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

DIRECTORS AND OFFICERS (unaudited)

Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling Customer Service at (800) 304-7404.

Number of
	Position(s)		portfolios
	held with the		in fund
	Fund and		complex	Other
Name (age)	length of	Principal occupation(s)	overseen by	directorships
and address(1)	time served(2)	during past five years	Director	held by trustee
INTERESTED PRINCIPAL OFFICER WHO IS A DIRECTOR
William B. Frels (67)	President since June 2004 and Director since 1992	• President of the Investment Adviser (2002 to present). • Treasurer of the Investment Adviser (1996 to present). • Vice President of the Investment Adviser (1994 to 2002).	2	N/A

INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS
Peter G. Robb (58)	Vice President since 1994	• Vice President and Secretary of the Investment Adviser.	N/A	N/A

Jon A. Theobald (61)	Secretary since 2003; Chief Compliance Officer since 2004	• Executive Vice President and Chief Administrative Officer of the Investment Adviser (2002 to present). • Senior Vice President, U.S. Trust Company (2001 to 2002).	N/A	N/A

Lisa J. Hartzell (61)	Treasurer since 1996	• Manager of Mutual Fund Services of the Investment Adviser. • Vice President of the Investment Adviser (July 2004 to present).	N/A	N/A

			Number of
	Position(s)		portfolios
	held with the		in fund
	Fund and		complex	Other
Name (age)	length of	Principal occupation(s)	overseen by	directorships
and address(1)	time served(2)	during past five years	Director	held by trustee
DISINTERESTED DIRECTORS
Norbert J. Conzemius (65)	Board Chair since May 2006; Director since 2000	• Retired Chief Executive Officer, Road Rescue Incorporated.	2	N/A

Charlton Dietz (75) 30 Seventh Street East Suite 3050 St. Paul, MN 55101	Board Chair and Audit Committee Chair (2004 - May 2006); Director since 1997	• Retired Senior Vice President, Legal Affairs and General Counsel, 3M Company.	2	N/A

Charles M. Osborne (53)	Audit Committee Chair since May 2006; Director since 2001	• Interim Chief Executive Officer, Fair Issac Corporation (November 2006 to present). • Chief Financial Officer, Fair Isaac Corporation (May 2004 to present). • Chief Financial Officer (2000 to 2004), Vice President (2003 to 2004), University of Minnesota Foundation.	2	N/A

Edward C. Stringer (71)	Director since 2002	• Retired attorney (2002 to June 30, 2005), Briggs and Morgan, P.A. • Associate Justice, State of Minnesota Supreme Court (1994 to 2002).	2	N/A

Bert J. McKasy (64)	Director since September 2006	• Attorney, Lindquist & Vennum, P.L.L.P.	2	N/A

(1)          Unless otherwise indicated, the mailing address of each officer and director is: 332 Minnesota Street, Suite W1520, Saint Paul, MN 55101.

(2)          Each Director serves until his resignation or mandatory retirement age. Each officer is elected annually and serves until his successor has been duly elected and qualified.

MAIRS AND POWER GROWTH FUND, INC.

A No-Load Fund
For Shareholder Account Information and Inquiries
Call (800) 304-7404
Or write to:

(via Regular Mail)	(via Overnight or Express Mail)
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street P. O. Box 701	3rd Floor 615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53201-0701

For Fund literature and information, visit the Fund’s website at:
www.mairsandpower.com

Investment Manager
Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Item 2.                                                          Code of Ethics

The registrant adopted its Code of Ethics for Principal Executive Officer and Principal Financial Officer on April 15, 2003.  The Code of Ethics is attached as exhibit 12(a)(1) to this form.

Item 3.                                                          Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Mr. Charles M. Osborne, a member of the registrant’s Audit Committee, is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.  Mr. Osborne is “independent” under the standards set forth in Item 3 of Form N-CSR.

Item 4.                                                          Principal Accountant Fees and Services

Year Ended December 31,	(a) Audit Fees	(b) Audit- Related Fees	(c) Tax Fees	(d) All Other Fees

2005	$32,050	$2,500	$4,066	None
2006	33,200	None	$5,380	None

(e)(1)                    The registrant’s Audit Committee approves the engagement of the accountant before the accountant is engaged by the registrant to render audit and non-audit services.  The Audit Committee pre-approved tax-related non-audit services in an amount not to exceed $5,380 for the fiscal year ending December 31, 2006.

(e)(2)                    All of the services described in columns (b) through (d) in the table above, were approved in advance by the registrant’s Audit Committee.  None of such services was subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable

(g)                                 The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant were $4,066 for the fiscal year ended December 31, 2005 and $5,380 for the fiscal year ended December 31, 2006.  The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant’s investment adviser were $3,317 for the fiscal year ended December 31, 2005 and $4,173 for the fiscal year ended December 31, 2006.

(h)                                 The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s accountant to the registrant’s investment adviser is compatible with maintaining the account’s independence.

Item 5.                   Audit Committee of Listed Registrant

Not applicable to registrant.

Item 6.                   Schedule of Investments

Included in report to shareholders filed under Item 1 of this report.

Item 7.                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to registrant.

Item 8.                   Portfolio Managers of Closed End Management Investment Companies

Not applicable to registrant.

Item 9.                   Purchases of Equity Securities by Closed-End Management

Not applicable to registrant.

Item 10.                 Submission of Matters to a Vote of Security Holders

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                 Controls and Procedures

a)                                      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

b)                                     There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                 Exhibits

(a) (1)      Code of Ethics

Mairs and Power Growth Fund, Inc. Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Attached as Exhibit 12(a)(1) to this form.

(a) (2)      Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

(a) (3)      Not applicable

(b)           Certifications required by 18 U.S.C. 1350

Attached as exhibit 12(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs and Power Growth Fund, Inc.

By (Signature and Title)

*	/s/ William B. Frels
William B. Frels, President

Date	March 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*	/s/ William B. Frels
William B. Frels, President (principal executive officer)

Date	March 5, 2007

By (Signature and Title)

*	/s/ Lisa J. Hartzell
Lisa J. Hartzell, Treasurer (principal financial officer)

Date	March 5, 2007

*  Print the name and title of each signing officer under his or her signature.